UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 222-6966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Share Exchange Agreement

As previously disclosed, on February 20, 2025, Houston American Energy Corp., a Delaware corporation (“HUSA” or the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with Abundia Financial, LLC, a Delaware limited liability company (“Abundia Financial”), and Bower Family Holdings, LLC, a North Carolina limited liability company (“BFH”, and together with Abundia Financial, the “AGIG Unitholders”). The AGIG Unitholders are the record and beneficial owners of all the issued and outstanding units of Abundia Global Impact Group, LLC, a Delaware limited liability company (“AGIG”).

Pursuant to the Share Exchange Agreement, HUSA will acquire all of the outstanding units of AGIG from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders a number of shares of HUSA common stock equal to 94% of all the issued and outstanding common stock of HUSA at the time of the closing of the Share Exchange Agreement (the “Share Exchange”).

On June 27, 2025, the Company and the AGIG Unitholders entered into an amendment to the Share Exchange Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed to (i) amend the calculation of the Share Exchange to consider all common stock approved for issuance by the Company under a future equity incentive plan at the time of the closing, contingent upon the approval by the stockholders of HUSA of such future equity incentive plan; and (ii) amend the definition of Outside Date (as defined in the Share Exchange Agreement) to mean July 31, 2025, after which the Share Exchange Agreement may be terminated by any party if the closing shall not have consummated on or prior to such Outside Date.

Except as stated above, the Amendment does not make any other substantive changes to the Share Exchange Agreement.

A copy of the Amendment is filed with this Current Report on Form 8-K (“Form 8-K”) as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Share Exchange Agreement, dated June 27, 2025, between Houston American Energy Corp., Abundia Financial, LLC, and Bower Family Holdings, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2025	HOUSTON AMERICAN ENERGY CORP.

	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer